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June 14, 2007

VIA EDGAR

Mr. Jeff Foor
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

     Re:  SunAmerica Series Trust (the "Registrant")
          Registration File Nos. 33-52742 and 811-07238
          CIK No. 0000892538
          Technology Portfolio

Dear Mr. Foor:

     As counsel to the Registrant, I am transmitting for filing the definitive information statement ("Information Statement") for the Registrant under Section 14 of the Securities Act of 1934, as amended, concurrently with this letter. In response to your comments to the Information Statement, we have the following responses:

     1. Correct the reference to CMA on page 2 under the section titled "The Subadvisory Agreement."

          Response: The reference has been corrected.

     2. On page 2 under the section titled "The Subadvisory Agreement," please clarify the use of "qualified in its entirety" with respect to the description of the subadvisory agreement.

          Response: We have removed the qualifying language.

     3. On page 4 under the section titled "Factors Considered by the Board of Trustees - Fees and Expenses," please clarify the use of the word "approximately" and whether the adviser is retaining more/less of its advisory fees.

          Response: We have revised the Information Statement accordingly as follows: "The Trustees considered that the Portfolio's subadvisory fee rate payable to CMA was below the median of its Subadvisory Expense Group and that the subadvisory fees paid by SunAmerica would be lower at the Portfolio's current asset level (approximately $50 million) such that SunAmerica would retain more of its advisory fee. The Trustees noted, however, that as the Portfolio's assets exceed $75 million SunAmerica will retain less of its advisory fee than if MFS had continued as the subadviser."

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     4.   On page 2 in the section titled "The Subadvisory Agreement," clarify whether the Board of Trustees considered the deletion of language in the subadvisory agreement regarding affiliated brokerage transactions.

          Response: The Board of Trustees considered the revised language and disclosure has been added accordingly.

     The Registrant acknowledges that: (a) it is responsible for the adequacy and accuracy of the disclosure in the Information Statement; (b) the Commission's comments and changes to the disclosure in the Information Statement made in response to the Commission's comments do not foreclose the Commission from taking any action with respect to the Information Statement; and (c) it may not assert the Commission's comments or responses to the Commission's comments as a defense in any proceeding initiated by the Commission or any person pursuant to U.S. federal securities laws.

     Please call me at (713) 831-3299 with any comments or questions.

Very truly yours,


//s// MARK MATTHES
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Mark Matthes